As filed with the Securities and Exchange Commission on February 9, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                     1-5706                  58-0971455
             --------                     ------                  ----------
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)

     8000 Tower Point Drive, Charlotte, NC                        28227
     -------------------------------------                        -----
    (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code:  (704) 321-7380
                                                              -------------

          (Former name or former address, if changed since last report)









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
Item 8.01.        Other Events

     On February 8, 2005, Metromedia International Group, Inc. (the "Company") announced that its Russian telephony subsidiary, PeterStar, entered into a binding share purchase agreement to acquire 100% of the outstanding shares of Telecom Zapadnoye Parokhodstvo ("TZP"), an alternative telephone operator in the Kaliningrad region of Northwest Russia. PeterStar has already received Russian regulatory approvals in respect of the transaction. The consideration for the transaction is not significant and will be directly financed by PeterStar.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.


     On February 9, 2005, the Company announced the following with respect to its intention to hold a special meeting for, among other things, the election of directors:

     o If the Company enters into a definitive transaction agreement on or prior to March 7, 2005 in respect of a sale transaction that requires stockholder approval, then it will also provide for the election of directors at the meeting of stockholders held to vote on such sale transaction.

     o If the Company does not enter into a definitive agreement in respect of such a sale transaction on or prior to March 7, 2005, then the Company's Board of Directors will promptly meet for the purpose of calling a meeting of stockholders for the election of directors.

     The press release announcing this matter is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

                   (c)     Exhibits.

99.1 Press Release of Metromedia International Group, Inc., dated February 8, 2005.

99.2 Press Release of Metromedia International Group, Inc., dated February 9, 2005.

                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METROMEDIA INTERNATIONAL GROUP, INC.


                                 By:  /S/ HAROLD F. PYLE, III
                                      ------------------------------------------
                                      Name:  Harold F. Pyle, III
                                      Title: Executive Vice President Finance,
                                             Chief Financial Officer and
                                             Treasurer

Date: February 9, 2005
Charlotte, NC